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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 2, 2003

                             E Knowledge Group, Inc.
                             -----------------------

          Nevada                      0-29183                     91-1982250
          ------                      -------                     ----------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

        400 S. Ramona, Suite 203, Corona, CA                        92879
        ------------------------------------                        -----
      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code 909-372-2800

                                      None
                                      ----
         (Former name or former address, if changed since last report)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

          Not applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

             Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

             Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not Applicable

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

             Not Applicable

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On June 30, 2003, Mr. Gary Saunders resigned his position as Chairman of the Board and CEO and all other positions within the Company. The Board of Directors unanimously approved the appointment of Mr. Scott Hildebrandt as Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Treasurer of the Company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 /s/ Scott Hildebrandt
                                                 ---------------------
                                                      (Registrant)